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                                                             EXHIBIT 10.06.04.02

                                FIRST AMENDMENT
                                     TO THE
                            ASSET PURCHASE AGREEMENT

                            WHK-AM - CLEVELAND, OHIO

This amendment ("Amendment") is dated as of this 23rd day of July, 1996 by and between OmniAmerica Group ("Omni Group") and WHK License Partnership ("WHK LP") (Omni Group and WHK LP shall be collectively be referred to herein as "Seller") and Inspiration Media of Ohio, Inc. ("Buyer").

WHEREAS, pursuant to an Asset Purchase Agreement ("WHK Agreement") dated April 23, 1996, by and between Seller and Buyer, Buyer obtained the right to purchase and acquire certain assets relating to radio station WHK-AM ("WHK"), Cleveland, Ohio;

WHEREAS Buyer is a wholly owned subsidiary of Salem Communications Corporation ("Salem");

WHEREAS Common Ground Broadcasting, Inc., an Oregon corporation and wholly owned subsidiary of Salem, is selling certain assets relating to radio station KDBX-FM ("KDBX"), Banks, Oregon;

WHEREAS Salem elects to exchange ("the Exchange") the assets of WHK, for purpose of a tax-deferred exchange pursuant to IRC (S) 1031, with the assets of KDBX; and,

WHEREAS, in order to effectuate the Exchange, it is necessary that the purchaser named in the WHK Agreement be changed from "Inspiration Media of Ohio, Inc." to "Common Ground Broadcasting, Inc."

NOW THEREFORE, Seller and Buyer agree as follows:

1. Any and all references to "Inspiration Media of Ohio, Inc." in the WHK Agreement shall be replaced by "Common Ground Broadcasting, Inc."

2. Except as expressly provided herein, the terms and conditions of the Agreement shall remain in full force and effect and unamended. In the event of a conflict between this Amendment and the terms of the Agreement, the terms of this Amendment shall control.
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   IN WITNESS WHEREOF, the parties have duly executed this Agreement as of the date first written.

"SELLER"                                        "BUYER"



OMNIAMERICA COMMUNICATIONS, INC.                INSPIRATION MEDIA OF OHIO, INC.




By:                                             By:  /s/ Eric H. Halvorson
    ------------------------                         ------------------------
       Carl Hirsch                                    Eric H. Halvorson
       Chief Executive Officer                        Executive Vice President



WHK LICENSE PARTNERSHIP



By:
    ------------------------
       Carl Hirsch
       Chief Executive Officer

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